UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 20, 2002
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                                BriteSmile, Inc.
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             (Exact name of registrant as specified in its charter)


                                      Utah
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         (State or other jurisdiction of incorporation or organization)


         0-17594                                   87-0410364
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  (Commission file number)             (I.R.S. Employer Identification No.)



   490 North Wiget Lane
   Walnut Creek, California                              94598
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Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (925) 941-6260





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         (Former name or former address, if changed since last report)


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Item 5.    Other Events

         Registrant and LCO Investments Limited ("LCO"), John L. Reed ("Reed") and Bradford G. Peters ("Peters")entered into Note Purchase Agreements dated November 20, 2002 (the "Note Purchase Agreements"). Pursuant to the terms of the Note Purchase Agreements, LCO agreed to lend the Registrant Two Million Five Hundred Thousand Dollars ($2,500,000); Reed agreed to lend to Registrant Five Hundred Thousand Dollars ($500,000); and Peters agreed to lend to Registrant One Million Dollars ($1,000,000)(the "Loans"). In connection with the Loans, the Registrant issued Convertible Promissory Notes (the "Notes") to LCO, Reed and Peters in the original principal amount of the Loans, due and payable in three years. The Notes bear interest on the unpaid principal amount from November 20, 2002 at an annual percentage rate of Two percent (2%). The Notes may be prepaid at any time by the Registrant without penalty.

         The Notes are convertible at the election of the lenders into shares of Common Stock of the Company at a conversion price of Forty Cents ($.40) per share, the closing market price of the Company's shares on the date of the Loans. Any conversion of a Note must be for all outstanding obligations under the Note.

         LCO is a wholly owned subsidiary of the ERSE Trust. The sole trustee of the ERSE Trust is CAP Advisors Limited. Mr. Pilaro, Chairman of the Board of the Registrant, is Chairman of CAP.

         John L. Reed is a director and the Chief Executive Officer of the Registrant.

         Bradford G. Peters is a director of the Registrant.

         The terms of the Loans are set forth in full in the form of Note Purchase Agreement and Convertible Promissory Note filed as exhibits to this Report.


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Item 7.  Exhibits.

Exhibit No.                        Description
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(10)(a)         Form of Note Purchase Agreement, dated November 20, 2002,
                between the Registrant and the lenders.

(10)(b) Form of Convertible Promissory Note, dated November 20, 2002, issued by the Registrant to the lenders.

(99)            Press release issued by the Registrant.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      BriteSmile, Inc.


                          By:         /s/ John Dong
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                                      John Dong
                                      Chief Financial Officer


Date: November 25, 2002


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                                  EXHIBIT INDEX


Exhibit No.
Under Reg.                                                    Sequential
S-K, Item 601               Description                       Page Number
-------------               ------------                      ------------

(10)(a)                     Form of Note Purchase Agreement, dated
                            November 20, 2002, between the
                            Registrant and the lenders.

(10)(b)                     Form of Convertible Promissory Note,
                            dated November 20, 2002, issued
                            by the Registrant to the lenders.

(99)                        Press release issued by the Registrant.